UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

Hortonworks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36780	37-1634325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5470 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 916-4121

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Operating Officer

On January 10, 2017, the Board of Directors of Hortonworks, Inc. (the “Company”) appointed Raj Verma president and chief operating officer of the Company, effective upon Mr. Verma’s commencement of employment. Mr. Verma is expected to commence employment with the Company on January 16, 2017.

Mr. Verma, age 46, served as chief operating officer of TIBCO Software Inc. (“TIBCO”) from September 2016 to January 2017, as executive vice president of worldwide sales at TIBCO from June 2014 to September 2016, as senior vice president of americas sales at TIBCO from December 2012 to May 2014 and as senior vice president and chief marketing officer at TIBCO from April 2011 to November 2012.

In connection with Mr. Verma’s appointment as president and chief operating officer, the Company entered into an employment agreement with Mr. Verma (the “Employment Agreement”), effective as of January 16, 2017. The Employment Agreement provides that Mr. Verma will be employed as president and chief operating officer of the Company on an “at will” basis at an initial base salary of $540,000 per year. Mr. Verma will also participate in the Hortonworks, Inc. Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”), which is incorporated herein by reference, and will have an annual target bonus under the Bonus Plan of $360,000 per year. Mr. Verma will also be entitled to participate in the benefit programs available to executives of the Company, including the Company’s 401(k) plan, health insurance and life and disability insurance. There are no arrangements or understandings between Mr. Verma and any other persons pursuant to which he was selected as president and chief operating officer of the Company. There are also no family relationships between Mr. Verma and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to the Employment Agreement, if Mr. Verma’s employment is terminated by the Company without “Cause” or if Mr. Verma terminates his employment in connection with a “Constructive Termination” (each as defined in the Employment Agreement), then in exchange for Mr. Verma’s execution and delivery of a separation agreement and release of claims substantially in the form attached to the Employment Agreement (the “Separation Agreement”), the Company shall pay Mr. Verma the following: (i) an amount equal to twelve months of his base salary, (ii) an amount equal to his target incentive compensation for the relevant quarter, prorated for the number of days of employment during such quarter and (iii) if Mr. Verma was participating in the Company’s group health plan immediately prior to the date of his termination and elects COBRA health continuation, a monthly cash payment for twelve months or Mr. Verma’s COBRA health continuation period, whichever ends earlier. In addition, any outstanding and unvested equity awards held by Mr. Verma on the date of his termination that would have vested over the succeeding twelve-month period will immediately vest and, to the extent applicable, become exercisable. The Separation Agreement also requires Mr. Verma to comply with non-solicitation and non-competition provisions in favor of the Company, and, subject to such limitations, does not otherwise preclude Mr. Verma from accepting and holding full-time employment elsewhere.

If, after a “Change in Control,” Mr. Verma’s employment is terminated without “Cause” or if Mr. Verma terminates his employment in connection with a “Constructive Termination” (each as defined in the Employment Agreement), then, in exchange for Mr. Verma’s execution and delivery of the Separation Agreement, the Company shall pay Mr. Verma the payments in clauses (i), (ii) and (iii) of the paragraph above, and in addition, all outstanding and unvested equity awards held by Mr. Verma will immediately vest in full and, to the extent applicable, become exercisable.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which the Company will file with its Annual Report on Form 10-K for the year ending December 31, 2016.

In addition, in connection with his appointment, Mr. Verma will receive an award of 1,300,000 restricted stock units under the Company’s Amended and Restated 2014 Stock Option and Incentive Plan, which is incorporated herein by reference, each of which correlates to one share of the Company’s common stock, with a vesting commencement date of January 16, 2017 (the “RSU Award”). The RSU Award will be granted pursuant to the Company’s form of restricted stock unit award agreement and will vest as follows: one-third of the restricted stock units will vest and become releasable on the first anniversary of the vesting commencement date, and thereafter, the balance of the restricted stock units will vest and become releasable in a series of four equal successive six-month installments over the following twenty-four months, all subject to Mr. Verma’s continued status as a Company service provider.

The Company has also agreed to indemnify Mr. Verma pursuant to the Company’s standard form of indemnification agreement, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 12, 2017, the Company issued a press release announcing the appointment of Mr. Verma as its president and chief operating officer, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1(1)	Senior Executive Cash Incentive Bonus Plan.

10.2(2)	Form of Indemnification Agreement between the Company and each of its directors and executive officers.

10.3(3)	Amended and Restated Hortonworks, Inc. 2014 Stock Option and Incentive Plan.

99.1	Press Release dated January 12, 2017.

(1)	Incorporated by reference to Exhibit 10.11 filed with the Company’s Form S-1, filed on November 10, 2014.

(2)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Form S-1, filed on November 10, 2014.

(3)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Form 10-Q, filed on August 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORTONWORKS, INC.

Dated: January 12, 2017	By:	/s/ Scott Davidson
Scott Davidson Chief Financial Officer

Exhibit No.	Description of Exhibit

10.1(1)	Senior Executive Cash Incentive Bonus Plan.

10.2(2)	Form of Indemnification Agreement between the Company and each of its directors and executive officers.

10.3(3)	Amended and Restated Hortonworks, Inc. 2014 Stock Option and Incentive Plan.

99.1	Press Release dated January 12, 2017.

(1)	Incorporated by reference to Exhibit 10.11 filed with the Company’s Form S-1, filed on November 10, 2014.

(2)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Form S-1, filed on November 10, 2014.

(3)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Form 10-Q, filed on August 9, 2016.